UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 1, 2009 (March 31, 2009)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-3897
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 2, 2008, China Biologic Products, Inc. (the "Company") reported that its BVI subsidiary, Logic Express Limited ("Logic Express"), had entered into an equity transfer agreement (the "Equity Transfer Agreement"), dated September 26, 2008, with Chongqing Dalin Biologic Technologies Co., Ltd. ("Dalin"), a PRC limited liability company, and Fan Shaowen, Chen Aimin, Chen Aiguo and Yang Gang, the shareholders of Dalin (collectively the "Dalin Shareholders"), relating to the purchase of an aggregate 90% equity interest in Dalin, for a total purchase price (the "Purchase Price") of RMB194,400,000 (approximately, $28,401,122), subject to adjustment based upon the findings of the Company during its due diligence investigation of Dalin and its operating subsidiary, Qianfeng Biological Products Co. Ltd ("Qianfeng"). The Company’s due diligence investigation and the payment of Purchase Price in full was to be completed within 30 days of the execution of the Equity Transfer Agreement, or by October 26, 2008, however, the parties agreed to extend that date to March 31, 2009, pursuant to a series of supplemental agreements amending the Equity Transfer Agreement.

On March 31, 2009, the parties entered into a fourth supplemental agreement (the "Supplemental Agreement") that further amended the Equity Transfer Agreement. The Supplemental Agreement amended the Equity Transfer Agreement in the following material respects:

  The date on which the balance of the Purchase Price is due was extended from March 31, 2009 to April 7, 2009; and

  If Logic Express pays at least 90% of the Purchase Price, or RMB 174,960,000 (approximately, $25,579,000) on or before April 7, 2009, then it will be entitled to its portion of Dalin’s share of the profits generated by Qianfeng, as of January 1, 2009. If Logic Express has not paid at least this amount by the due date, then Logic Express will only be entitled to its pro rata share of the profits generated by Qianfeng for the period, calculated based on the actual amount of the Purchase Price already paid in by Logic Express.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Equity Transfer Agreement, as amended, or the transactions contemplated thereby or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the Supplemental Agreement attached hereto as Exhibit 10.5 and incorporated herein by reference. For details regarding terms of the Equity Transfer Agreement, as amended by the three previous supplemental agreements, see the Company’s Current Reports on Form 8-K filed on October 2, 2008, November 12, 2008, November 20, 2008, and December 18, 2008, respectively.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)             Exhibits

Exhibit
No.	Description

10.1

Equity Transfer Agreement, dated September 26, 2008, among Logic Express Limited, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 2, 2008)

10.2

English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express Limited, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 7, 2008)

10.3

English Translation of Second Supplemental Agreement, dated November 14, 2008, among LogicExpress Limited, Fan Shaowen as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.3 to the Company’s Current report of Form 8-K filed on November 20, 2008).

10.4

English Translation of the Amended Equity Transfer Agreement, dated December 12, 2008, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.4 to the Company’s Current report of Form 8-K filed on December 18, 2008).

10.5*	English Translation of the Supplemental Agreement, dated March 31, 2009, among Logic Express, Dalin, and certain shareholders of Dalin.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: April 1, 2009	/s/ Chao Ming Zhao
Chao Ming Zhao
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1

Equity Transfer Agreement, dated September 26, 2008, among Logic Express Limited, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 2, 2008)

10.2

English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express Limited, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 7, 2008)

10.3

English Translation of Second Supplemental Agreement, dated November 14, 2008, among LogicExpress Limited, Fan Shaowen as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.3 to the Company’s Current report of Form 8-K filed on November 20, 2008).

10.4

English Translation of the Amended Equity Transfer Agreement, dated December 12, 2008, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.4 to the Company’s Current report of Form 8-K filed on December 18, 2008).

10.5*	English Translation of the Supplemental Agreement, dated March 31, 2009, among Logic Express, Dalin, and certain shareholders of Dalin.

* Filed herewith